Exhibit 10.15

SPECIAL BUSINESS PROVISIONS



                           SPECIAL BUSINESS PROVISIONS

                                     between

                               THE BOEING COMPANY

                                       and

                                 CORY COMPONENTS









                               Number 6-5752-0004


BCAG CONTRACT 11/30/95






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SPECIAL BUSINESS PROVISIONS

                           SPECIAL BUSINESS PROVISIONS
                                TABLE OF CONTENTS

Section                         Item
-------                         ----
1.0                             DEFINITIONS

2.0                             PURCHASE ORDER NOTE

3.0                             PRICES

3.1                             Product Pricing

3.2                             Manufacturing Configuration Baseline

3.3                             Packaging

4.0                             GOVERNING QUALITY
                                ASSURANCE REQUIREMENT

5.0                             APPLICABLE LAW/JURISDICTION

6.0                             PRODUCT ASSURANCE

7.0                             PAYMENT

7.1                             Recurring Cost

7.2                             Non-Recurring Cost

8.0                             ACCEL/DECEL AT NO COST

9.0                             NOTICES

9.1                             Addresses

10.0                            OBLIGATION TO PURCHASE AND SELL

11.0                            COST AND FINANCIAL
                                PERFORMANCE VISIBILITY

12.0                            CHANGES

12.1                            Changes to the Statement of Work

12.2                            Computation of Equitable Adjustment

12.3                            Obsolescence

12.4                            Change Absorption

12.5                            Planning Schedule

12.6                            Value Engineering

12.7                            Reduction in Quantity to be Delivered

13.0                            SPARES AND OTHER PRICING

13.1                            Spares

13.2                            Short Flow Production Requirements

13.3                            Tooling


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                                TABLE OF CONTENTS

Section                         Item
-------                         ----
13.4                            Pricing of Boeing's Supporting
                                Requirements

13.5                            Pricing of Requirements for
                                Modification or Retrofit

13.6                            Similar to Pricing

14.0                            STATUS REPORTS/REVIEWS

15.0                            FOREIGN PROCUREMENT REPORT

16.0                            SUPPLIER FURNISHED MATERIAL

17.0                            ASSIGNMENT

18.0                            INVENTORY AT CONTRACT COMPLETION

19.0                            OWNERSHIP OF INTELLECTUAL PROPERTY

19.1                            Technical Work Product

19.2                            Inventions and Patents

19.3                            Works of Authorship and Copyrights

19.4                            Pre-Existing Inventions and
                                Works of Authorship

20.0                            ADMINISTRATIVE AGREEMENT

21.0                            GUARANTEED WEIGHT REQUIREMENTS

22.0                            SUPPLIER DATA REQUIREMENTS

23.0                            DEFERRED PAYMENT TERMS

24.0                            SOFTWARE PROPRIETARY
                                INFORMATION RIGHTS

Attachment 1                    Work Statement and Pricing

Attachment 2                    Foreign Procurement Report

Attachment 3                    Rates and Factors

Attachment 4                    Boeing AOG Coverage

Attachment 5                    Boeing AOG/Critical
                                Shipping Notification

Attachment 6                    Supplier Data Requirements List
                                Customer Support

Attachment 7                    Supplier Data Requirements List
                                Engineering


BCAG CONTRACT 11/30/95

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SPECIAL BUSINESS PROVISIONS

                                   AMENDMENTS


AMEND
NUMBER              DESCRIPTION              DATE           APPROVAL
------              -----------              ----           --------


BCAG CONTRACT 11/30/95

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SPECIAL BUSINESS PROVISIONS

                           SPECIAL BUSINESS PROVISIONS

THESE SPECIAL BUSINESS PROVISIONS are entered into as of DATE by and between CORY COMPONENTS, a California corporation with its principal office in El Segundo, CA ("Seller"), and The Boeing Company, a Delaware corporation with an office in Seattle, Washington acting by and through its division the Boeing Commercial Airplane Group ("Boeing").

                                    RECITALS

A. Boeing and Seller entered into a General Terms Agreement GTA #6-5752-0002 dated (DATE) (the "Agreement") which is incorporated herein and made a part hereof by this reference, for the sale by Seller and purchase by Boeing of Products.

B. Boeing and Seller desire to include these special business provisions ("SBP") relating to the sale by Seller and purchase by Boeing of Products.

Now, therefore, in consideration of the mutual covenants set forth herein, the parties agree as follows:

                                   PROVISIONS

1.0  DEFINITIONS
     The definitions used herein shall be the same as used in the Agreement.

2.0  PURCHASE ORDER NOTE
     The following note shall be contained in any Order to which these SBP are applicable:

          This Order is subject to and incorporates by this reference SBP 6-5752-0004 between The Boeing Company and Cory Components dated (DATE).

     Each Order bearing such note shall be governed by and be deemed to include the provisions of these SBP.

3.0  PRICES

3.1  PRODUCT PRICING
     The prices and applicable period of performance of Products scheduled for delivery under this SBP are set forth in Attachment 1. Prices are in United States dollars, F.O.B. El Segundo, CA.


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3.2  MANUFACTURING CONFIGURATION BASELINE
     Unit pricing for each Product or part number shown in Attachment 1 is based on the latest revisions of the engineering drawings or specifications at the time of the signing of this SBP.

3.3  PACKAGING
     The prices shown in Attachment 1 include packaging costs and all materials and labor required to package Products identified in Attachment 1. Packaging shall be furnished by the Seller in accordance with Document M6-1025, Volume II, "Supplier Part Protection Guide" or Document D200-10038-2 "Supplier Packaging Requirements" as applicable. In the case of Products to be shipped directly to Customers, A.T.A. Specification 300 "Specification for Packaging of Airline Supplies" shall apply unless otherwise directed by Boeing.

4.0  GOVERNING QUALITY ASSURANCE REQUIREMENT

                             (For D1-9000 Suppliers)

     All work performed under this SBP shall be in accordance with the following document which is incorporated herein and made a part hereof by this reference:

     Document D1-9000, "Advanced Quality System for Boeing Suppliers," as amended from time to time.

5.0  APPLICABLE LAW JURISDICTION
     Each Order, including all matters of construction, validity and performance, shall in all respects be governed by, and construed and enforced in accordance only with the law of the State of Washington as applicable to contracts entered into and to be performed wholly within such State between citizens of such State, without reference to any rules governing conflicts of law. Seller hereby irrevocably consents to and submits itself exclusively to the jurisdiction of the applicable courts of the State and the federal courts therein for the purpose of any suit, action or other judicial proceeding arising out of or connected with any Order or the performance or subject matter thereof. Seller hereby waives and agrees not to assert by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that (a) Seller is not personally subject to the jurisdiction of the above-named courts, (b) the suit, action or proceeding is brought in an inconvenient forum or (c) the venue of the suit, action or proceeding is improper.


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6.0  PRODUCT ASSURANCE

6.1  GOVERNING DOCUMENT
     Seller acknowledges that Boeing and Customers must be able to rely on each Product performing as specified and that Seller will provide all required support. Accordingly, the following provisions and document(s) are incorporated herein and made a part hereof:

     Seller warrants to Boeing and Customers that Products shall: {a) conform in all respects to all the requirements of the Order; (b) be free from all defects in materials and workmanship; and (c) to the extent not manufactured pursuant to detailed designs furnished by Boeing, be free from all defects in design and be fit for the intended purposes.

7.0  PAYMENT

7.1  RECURRING PRICE
     Unless otherwise provided in the applicable Order, payment of the recurring price shall be made in accordance with Form X-27981 "Pay From Receipt - Additional Terms and Conditions Regarding Invoicing and Payment". Payment terms shall be net thirty (30) days except as otherwise agreed to by the parties. All payments are subject to adjustment for shortages, credits and rejections.

7.2  NON-RECURRING PRICE/SPECIAL CHARGES
     Unless otherwise provided in the applicable Order, any non-recurring price payable by Boeing under Attachment 1 shall be paid within the term discount period or thirty (30) calendar days (whichever is later) after receipt by Boeing of both acceptable Products and a correct invoice.

8.0  ACCELERATION/DECELERATION AT NO COST
     Notwithstanding GTA Section 10.0, Boeing may make changes in the delivery schedule without additional cost or change to the unit price stated in the applicable Order if (a) the delivery date of the Product under such Order is on or before the last date of contract, if applicable, and (b) Boeing provides Seller with written notice of such changes.

9.0  NOTICES

9.1  ADDRESSES
     Notices and other communications shall be given in writing by personal delivery, United States mail, telex, teletype, telegram, facsimile, cable or electronic transmission addressed to the respective party as follows:

     To Boeing:         Attention: Lisa Eng: M/S 38-FX
                        BOEING COMMERCIAL AIRPLANE GROUP
                        MATERIAL DIVISION
                        P.O. Box 3707
                        Seattle, Washington 98124-2207

     To Seller:         Attention:
                        SUPPLIER NAME
                        ADDRESS


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10.0 OBLIGATION TO PURCHASE AND SELL
     Boeing and Seller agree that in consideration of the prices set forth under Attachment 1, Boeing shall issue Orders for Products from time to time to Seller for Boeing's requirements. Such Products shall be shipped at any scheduled rate of delivery, as determined by Boeing, and Seller shall sell to Boeing Boeing's requirements of such Products, provided that, without limitation on Boeing's right to determine its requirements, Boeing shall not be obligated to issue any Orders for any given Product if:

     A.   Any of Boeing's customers specify an alternate product;

     B. Such Product is, in Boeing's reasonable judgment, not technologically competitive at any time, for reasons including but not limited to the availability of significant changes in technology, design, materials, specifications, or manufacturing processes which result in a reduced price or weight or improved appearance, functionality, maintainability or reliability;

     C. Boeing gives reasonable notice to Seller of a change in any of Boeing's aircraft which will result in Boeing no longer requiring such Product for such aircraft;

     D. Seller has materially defaulted in any of its obligations under any Order, whether or not Boeing has issued a notice of default to Seller pursuant to GTA Section 13.0; or,

     E. Boeing reasonably determines that Seller cannot support Boeing's requirements for Products in the amounts and within the delivery schedules Boeing requires.

11.0 COST AND FINANCIAL PERFORMANCE VISIBILITY
     Seller shall provide all necessary cost support data, source documents for direct and indirect costs, and assistance at the Seller's facility for cost performance reviews performed by Boeing pursuant to any Order.

     Furthermore, Seller shall provide financial data, on a quarterly basis, or as requested, to Boeing's Credit Office and Material Representative for credit and financial condition reviews. Said data shall include but not be limited to balance sheets, schedule of accounts payable and receivable, major lines of credit, creditors, income statements (profit and loss), cash flow statements, firm backlog, and headcounts. Copies of such data are to be made available within 72 hours of any written request by Boeing. This data is required in addition to the cost data provided pursuant to GTA
     Section 9.0. All such information shall be treated as confidential in accordance with GTA Section 20.0.

12.0 CHANGES

12.1 CHANGES TO THE STATEMENT OF WORK
     Boeing may direct Seller within the scope of the applicable Order and in accordance with the provisions of GTA Section 10.0, to increase or decrease the work to be performed by the Seller in the manufacture of any Product.


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12.2 COMPUTATION OF EQUITABLE ADJUSTMENT NOT APPLICABLE
     The Rates and Factors set forth in Attachment 3, which by this reference is incorporated herein, shall be used to determine the equitable adjustment, if any, (including equitable adjustments, if any, in the prices of Products to be incorporated in Derivative Aircraft), to be paid by Boeing pursuant to SBP Section 12.1 and GTA Section 10.0 for each individual change.

12.3 OBSOLESCENCE
     Claims for obsolete or surplus material and work-in-process created by change orders issued pursuant to this Section shall be subject to the procedures set forth in GTA Section 12.0, except that Seller may not submit a claim for obsolete or surplus material resulting from an individual change order that has a total claim value of Twenty-Five Hundred Dollars ($2500.00) or less. Payment for obsolete or surplus materials shall be made by check deposited as first class mail to the address designated by Seller in SBP Section 9.1. Payment will be made on the tenth (10th) day of the month following the month of the obsolescence claim settlement.

12.4 CHANGE ABSORPTION

12.4.1    NON-RECURRING AND RECURRING CHANGE ABSORPTION
     Notwithstanding the provisions of GTA Section 10.0 and SBP Section 12.1, Seller will absorb 100% of all changes defined through the completion of production flight test certification. Provided, that, changes made by Boeing subsequent to certification which significantly revise the Product function as defined in the Specification or Specification Control Drawing
     (SCD), will be subject to provisions for adjustment of price pursuant to GTA Section 10.0 and SBP Section 12.1.

12.5 PLANNING SCHEDULE
     Any planning schedule or quantity estimate provided by Boeing shall be used solely for production planning. Boeing may purchase Products in different quantities and specify different delivery dates as necessary to meet Boeing's requirements. Such planning schedule and quantity estimate shall be subject to adjustment from time to time. Any such adjustment is not a change under GTA Section 10.0.

12.6 VALUE ENGINEERING
     Seller may from time to time submit proposals to Boeing to change drawings, designs, specifications or other requirements that:

     a.   decrease Seller's performance costs; or

     b. produce a net reduction in the cost to Boeing of installation, operation, maintenance or production of the Product.

     Provided, that such change shall not impair any essential functions or characteristics of the Products or Tooling.


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12.6.1    SUBMISSION OF PROPOSAL
     Proposals shall be submitted to Boeing's Material Representative. Boeing shall not be liable for any delay in acting upon a proposal. Boeing's decision to accept or reject any proposal shall be final. If there is a delay and the net result in savings no longer justifies the investment, Seller will not be obligated to proceed with the change. Seller has the right to withdraw, in whole or in part, any proposal not accepted by Boeing within the time period specified in the proposal. Seller shall submit, as a minimum, the following information with the proposal:

     a. description of the difference between the existing requirement and the proposed change, and the comparative advantages and disadvantages of each;

     b. the specific requirements which must be changed if the proposal is adopted;

     c.   the cost savings and Seller's implementation costs;

     d. Each proposal shall include the need dates for engineering release and the time by which a proposal must be approved so as to obtain the maximum cost reduction.

12.6.2    ACCEPTANCE AND COST SHARING
     Boeing may accept, in whole or in part, any proposal by issuing a change order. Until such change has been issued, Seller shall remain obligated to perform in accordance with the terms and requirements of the original Order as written. Boeing and Seller shall share the savings as follows:

          (50%) savings to Boeing;
          (50%) savings to Seller.

     Seller shall include with each proposal verifiable cost records and other data as required by Boeing for proposal review and analysis.

     Each party shall be responsible for its own implementation costs, including but not limited to non-recurring costs.

12.6.3    COST SAVINGS COMPUTATION
     A change order shall be issued by Boeing and the unit price shall be reduced in an amount equal to the savings portion attributable to Boeing as set forth above. The applicable unit price as set forth in Attachment 1 Statement of Work shall be amended to reflect such change.

          EXAMPLE:
          -------
          Current Price:                $600.00
          Proposed Cost Savings:        $100.00/unit
          Boeing's Percentage:               50.0%
          Seller's Percentage:               50.0%


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12.6.3    COST SAVINGS COMPUTATION (Continued)
          STEP BY STEP COMPUTATION:
          l. $100.00 unit savings x 50.0% Boeing's percentage of savings = $50.00 Boeing savings.
          2. $100.00 unit savings x 50.0% Seller's percentage of savings = $50.00 Seller savings.
          3.   Net affect to the unit cost = $50.00
               New Unit Price For Units = $550.00

12.6.4    WEIGHT REDUCTION PROPOSALS
     Seller is encouraged to submit proposals to Boeing that reduce the Product's weight without impairing any essential functions or characteristics of the Product.

     Seller shall submit such proposals in accordance with SBP Section 12.6.1 above. The amount of any costs or savings that result from a weight reduction proposal shall be agreed by Boeing and Seller. Seller shall include with each proposal verifiable cost records and other data as required by Boeing for proposal review and analysis.

     Boeing may accept in whole or in part, any such proposal by issuing a change order to the applicable Order.

12.7 REDUCTION IN QUANTITY TO BE DELIVERED
     Notwithstanding the provisions of GTA Sections 10.0 and 12.0, Boeing's maximum liability for an equitable adjustment resulting from a decrease in quantity or termination of Product(s) shall be limited to costs directly attributable to THREE months worth of scheduled deliveries of the Products. For purposes of this Section, scheduled deliveries shall be determined by the applicable schedule in effect at the time Seller commenced work on the Product(s) that are the subject of the termination or decrease.

13.0 SPARES AND OTHER PRICING

13.1 SPARES
     For purposes of this Section, the following definitions shall apply:

     A. AIRCRAFT ON GROUND (AOG) - means the highest Spares priority. Seller will expend best efforts to provide the earliest possible delivery of any Spare designated AOG by Boeing. Such effort includes but is not limited to working twenty-four (24) hours a day, seven days a week and use of premium transportation. Seller shall specify the delivery date and time of any such AOG Spare within two (2) hours of receipt of an AOG Spare request.

     B. CRITICAL - means an imminent AOG work stoppage. Seller will expend best efforts to provide the earliest possible delivery of any Spare designated Critical by Boeing. Such effort includes but is not limited to working two (2) shifts a day, five (5) days a week and use of premium transportation. Seller shall specify the delivery date and time of any such Critical Spare within the same working day of receipt of a Critical Spare request.


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SPECIAL BUSINESS PROVISIONS

13.1 SPARES (Continued)
     C. EXPEDITE (CLASS I) - means a Spare required in less than Seller's normal leadtime. Seller will expend best efforts to meet the requested delivery date. Such effort includes but is not limited to working overtime and use of premium transportation.

     D. ROUTINE (CLASS III) - means a Spare required in Seller's normal leadtime.

     E. POA REQUIREMENT (POA) - means any detail component needed to replace a component on an End Item Assembly currently in Boeing's assembly line process. Seller shall expend best efforts feasible to provide the earliest possible delivery of any Spare designated as POA by Boeing. Such effort includes but is not limited to working twenty-four (24) hours a day, seven days a week and use of premium transportation. Seller shall specify the delivery date and time of any such POA within two (2) hours of an AOG Spare request.

     F. IN-PRODUCTION - means any Spare with a designation of AOG, Critical, Expedite, Routine, POA or End Item Assembly which is in the current engineering configuration for the Product and is used on a model aircraft currently being manufactured by Boeing.

     G. NON-PRODUCTION REQUIREMENTS - means any Spare with a designation of AOG, Critical, Expedite and Routine requirements which is used on model aircraft no longer being manufactured by Boeing (Post Production) or is in a non-current engineering configuration for the Product (Out of Production).

     H. BOEING PROPRIETARY SPARE - means any Spare which is manufactured (i) by Boeing, or (ii) to Boeing's detailed designs with Boeing's authorization or (iii) in whole or in part using Boeing's Proprietary Materials.

13.1.1    SPARES SUPPORT
     Seller shall provide Boeing with a written Spares support process describing Seller's plan for supporting AOG and Critical commitments and manufacturing support. The process must provide Boeing with the name and number of a twenty-four (24) hour contact for coordination of AOG and Critical requirements. Such contact shall be equivalent to the coverage provided by Boeing to its Customers as outlined in Attachment 4 "Boeing AOG Coverage" which is incorporated herein and made a part hereof by this reference.

     Seller shall notify Boeing as soon as possible via fax, telecon, or as otherwise agreed to by the parties of each AOG and Critical requirement shipment using the form identified in Attachment 5 "Boeing AOG and Critical Shipping Notification". Such notification shall include time and date shipped, quantity shipped, Order, pack slip, method of transportation and air bill if applicable. Seller shall also notify Boeing immediately upon the discovery of any delays in shipment of any requirement and identify the earliest revised shipment possible.


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13.1.2    RECLASSIFICATION OR RE-EXERCISES
     Boeing may on occasion, instruct Seller to re-prioritize or reclassify an existing requirement in order to improve or otherwise change the established shipping schedule. Seller shall expend the effort required to meet the revised requirement as set forth above in the definitions of the requirements. Seller's commitment of a delivery schedule shall be given in accordance with that set forth above for the applicable classification but in no case shall it exceed twenty-four (24) hours from notification by Boeing.

13.1.3    SPARE PRICING
     Except as set forth in subsections 13.1.3.1 and 13.1.3.2 below, the price for Spare(s) shall be the same as the production price for the Products as listed on Attachment 1, in effect at the time the Spare(s) are ordered. POA parts shall be priced so that the sum of the prices for all POA parts of an End Item Assembly equals the applicable recurring portion of the End Item Assembly.

13.1.3.1  AIRCRAFT ON GROUND (AOG), CRITICAL SPARES AND POA REQUIREMENT
          The price for AOG and Critical Spares and POA requirements shall be the price for such Products listed on Attachment 1.

13.1.3.2  EXPEDITE SPARE (CLASS 1)
          The price for Expedite Spares shall be the price for such Products listed on Attachment 1.

13.1.4    SPECIAL HANDLING
     The price for all effort associated with the handling and delivery of Spare(s) is deemed to be included in the price for such Spare(s). Provided, that if Boeing directs delivery of Spares to an F.O.B. point other than Seller's plant, Boeing shall reimburse Seller for shipping charges, including insurance, paid by Seller from the plant to the designated F.O.B. point. Such charges shall be shown separately on all invoices.

13.2 SHORT FLOW PRODUCTION REQUIREMENTS
     Expedite charges, if any, to be paid for short flow production requirements shall not exceed the amount payable under SBP Section 13.1.3.1 above for that portion of the Order which is released short flow except as otherwise agreed to in writing by Boeing. In the event Boeing agrees to pay an amount in excess of that set forth in SBP Section 13.1.3.1 above, Seller shall provide data to verify expedite charges requested. For purposes of this Section, "Short Flow Production" shall be defined as any requirement released less than Seller's current Re-Order Leadtime (ROLT). If Seller fails to meet the required delivery, Boeing shall not be obligated to pay the agreed upon amount.


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13.3 TOOLING

13.3.1    RESPONSIBLE PARTY
     Seller shall absorb all costs for Tooling manufactured and/or purchased by Seller necessary for the manufacture and delivery of the Products including but not limited to rework, repair and maintenance of the Tooling.

13.3.2    BOEING FURNISHED TOOLING
     In the event Boeing furnishes Tooling to Seller to support the delivery of Product(s), Seller shall comply with the Terms and Conditions applicable to the Blanket Tooling Purchase Control Order established with Seller who possess or controls Tooling. No repair, replacement or rework required shall be performed without Boeing's prior written consent. Boeing shall notify Seller of, what if any, action shall be required for all discrepant Tooling.

13.4 PRICING OF BOEING'S SUPPORTING REQUIREMENTS
     Any Products required to assist Boeing's supporting requirements, including but not limited to requirements for color and appearance samples, Boeing-owned simulators, test requirements, factory support, flight test spares will be provided for not more than the applicable price as set forth in Attachment 1.

13.5 PRICING OF REQUIREMENTS FOR MODIFICATION OR RETROFIT
     Any Products required by Boeing to support a modification or retrofit program shall be provided for not more than the applicable price as set forth in Attachment 1.

13.6 SIMILAR PRICING
     New Products ordered by Boeing that are similar to or within Product families of Products currently being manufactured by Seller shall be priced using the same methodology or basis as that used to price the existing Product(s).

14.0 STATUS REPORTS/REVIEWS
     When requested by Boeing, Seller shall update and submit, as a minimum, monthly status reports on data requested by Boeing using a method mutually agreed upon by Boeing and Seller.

     When requested by Boeing, Seller shall provide to Boeing a manufacturing milestone chart identifying the major purchasing, planning and manufacturing operations for the applicable Product(s).


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     Upon request by Boeing, a program review may be held between the parties.
     The location of such review shall be mutually agreed to by the parties. The purpose of the review is to improve communication and understanding between the parties to ensure program success.

15.0 PROVISIONS FOR OFFSET/BUSINESS STRATEGIES
     FOREIGN PROCUREMENT REPORT
     Seller agrees to cooperate with Boeing in identifying possible subcontractors for work under any Order that support Boeing's offset or business strategies. Prior to releasing any request for proposal to a subcontractor to support Boeing's offset or business strategy, Seller shall coordinate with Boeing.

     Seller shall document on Attachment 2 all offers to contract and executed contracts with such subcontractors including the dollars contracted.
     Seller shall provide to Boeing with an updated copy of Attachment 2 for the six-month periods ending June 30 and December 31 of each year. The reports shall be submitted on the 1st of August and the 1st of February respectively.

16.0 BOEING FURNISHED MATERIAL
     NOT APPLICABLE

17.0 ASSIGNMENT
     Boeing and Seller agree that Boeing may, in its discretion, assign, in part or in whole, its purchasing obligations under the Agreement or any Order, as applicable, at the prices set forth in Attachment 1 thereof. Boeing reserves the right to rescind its assignment at anytime.

     Boeing's assignment of purchasing obligation includes scheduling, issuance of Order(s), receival and inspection of Products, acceptance or rejection of Products, payment for accepted Products, and ensuring conformance to the quality assurance system requirements.

     Boeing shall retain all other rights and obligations pursuant to the applicable terms and conditions. In addition, Boeing reserves the right, where necessary, to coordinate with and mediate between Seller and any assignee regarding such assignment.

18.0 INVENTORY AT CONTRACT COMPLETION
     NOT APPLICABLE

19.0 OWNERSHIP OF INTELLECTUAL PROPERTY
     NOT APPLICABLE

19.1 TECHNICAL WORK PRODUCT
     NOT APPLICABLE

19.2 INVENTIONS AND PATENTS
     NOT APPLICABLE

19.3 WORKS OF AUTHORSHIP AND COPYRIGHTS
     NOT APPLICABLE


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19.4 PRE-EXISTING INVENTIONS AND WORKS OF AUTHORSHIP
     NOT APPLICABLE

20.0 ADMINISTRATIVE AGREEMENTS
     NOT APPLICABLE

21.0 GUARANTEED WEIGHT REQUIREMENTS
     NOT APPLICABLE

22.0 SUPPLIER DATA REQUIREMENTS
     NOT APPLICABLE

23.0 DEFERRED PAYMENT
     NOT APPLICABLE

24.0 SOFTWARE PROPRIETARY INFORMATION RIGHTS
     NOT APPLICABLE


EXECUTED in duplicate as of the date and year first set forth above by the duly authorized representatives of the parties.


THE BOEING COMPANY
By and Through its Division
Boeing Commercial Airplane Group

Name:   /s/ illegible                   Name:    /s/ illegible
        ------------------------                 ------------------------
Title:  PRESIDENT                       Title:
        ------------------------                 ------------------------
Date:                                   Date:
        ------------------------                 ------------------------

                                                                 ATTACHMENT 1 TO
                                                     SPECIAL BUSINESS PROVISIONS

                           WORK STATEMENT AND PRICING

The price for Products to be delivered on or before December 31, 199, except as otherwise noted below, shall be as follows:


PART NUMBER    LEAD TIME      NOMENCLATURE        UNIT PRICE
-----------    ---------      ------------        ----------


          SEE ENCLOSURE A

     Attachment 1 to Special Business Provisions

     Work Statement and Pricing

     The price for products to be delivered through December 31, 1999 shall be as follows:

     (a) designates new parts added to the contract.


                                                                       Contract
    Part Number/Family     Lead Time         Nomenclature               Price
    --------------------   ---------         ------------             ----------
(a) CA1044-1               12 Weeks          Latch                       $1.01
(a) CAMA11A1S              12 Weeks          Connector                  $25.39
(a) CAMA11W1P              12 Weeks          Connector                  $11.00
(a) CAMA11W1S              12 Weeks          Connector                  $25.45
(a) CAMA11W1SLF            12 Weeks          Connector                  $37.75
(a) CAMA15S                12 Weeks          Connector                  $11.05
    CAMA15S5LF             12 Weeks          Connector                  $55.94
    CB004-5P               12 Weeks          Contact                     $1.67
    CB005-5P               12 Weeks          Contact                     $1.97
(a) CB008-5P               12 Weeks          Contact                     $4.23
(a) CB009-5P               12 Weeks          Contact                     $3.50
    CB02-15P1              12 Weeks          Connector                  $25.50
    CB02C-15P              12 Weeks          Receptacle                 $55.48
    CB02C-15S              12 Weeks          Connector                  $54.44
    CB05-15S               12 Weeks          Plug                       $39.25
(a) CB06-15P               12 Weeks          Connector                  $25.20
(a) CB06-15S               12 Weeks          Connector                  $24.44
    CB12P1                 12 Weeks          Plug                        $7.75
    CBCX12R1A              12 Weeks          Receptacle                 $67.93
(a) CBCX12RP1A             12 Weeks          Connector                 $407.02
(a) CBMA21W1P              12 Weeks          Connector                  $17.75
(a) CBMA21W1S              12 Weeks          Connector                  $18.68
(a) CBX12PM1A              12 Weeks          Connector                  $51.80
(a) CC5791-3               12 Weeks          Contact                    $33.38
    CCM25A3P-SP            12 Weeks          D-Sub                      $39.57
(a) CCMA17W5PK87           12 Weeks          Connector                  $40.05
(a) CCMA17W5S              12 Weeks          Connector                  $27.48
(a) CCMA21WA4S             12 Weeks          Connector                  $18.42
(a) CCMA25W3S              12 Weeks          Connector                  $18.55
(a) CCMA37PK87             12 Weeks          Connector                  $18.06
(a) CDMA36W4S              12 Weeks          Connector                  $23.96
(a) CJC200                 12 Weeks          Connector                 $315.25
(a) CJC400                 12 Weeks          Dummy VDU                 $441.57
(a) CJC600                 12 Weeks          Switch                    $275.00
(a) CLPT12SP06             12 Weeks          Adapter Connector         $592.25
(a) CLPT12SP07             12 Weeks          Adapter Connector         $592.25
    CMP002-P103            12 Weeks          Contact                     $4.82
    CMP002-Sl03            12 Weeks          Contact                     $5.11
    CMP003-P103            12 Weeks          Contact                     $4.72

     Attachment 1 to Special Business Provisions

     Work Statement and Pricing

     The price for products to be delivered through December 31, 1999 shall be as follows:

     (a) designates new parts added to the contact.

                                                                       Contract
    Part Number/Family     Lead Time         Nomenclature               Price
    --------------------   ---------         ------------             ----------
    CMP003-S103            12 Weeks          Contact                     $5.02
    CMP004-P103            12 Weeks          Contact                     $4.72
    CMP004-S103            12 Weeks          Contact                     $5.02
(a) CMX006S102             12 Weeks          Contact                     $6.00
(a) CMX006S102E            12 Weeks          Contact                    $15.79
(a) CPIS001                12 Weeks          Connector                 $107.00
(a) CPX3MAB32C4PD106S67P   12 Weeks          Connector                 $447.65
(a) CPX3MAB32C4SD106P67S   12 Weeks          Connector                 $437.40
(a) CPXBMA32-33S0001       12 Weeks          Connector                 $100.00
(a) CQAEM                  12 Weeks          Connector                  $23.00
    CQAMA11W1P             12 Weeks          Connector                  $41.91
(a) CQAMA11W1S             12 Weeks          Connector                  $48.37
    CQAMA15P               12 Weeks          Connector                  $17.50
    CQAMA15S               12 Weeks          Connector                  $47.85
    CQAPM                  12 Weeks          Backshell                   $3.09
(a) CQARA11W1P             12 Weeks          Connector                 $585.18
(a) CQARA11W1S             12 Weeks          Connector                 $195.12
    CQASM                  12 Weeks          Backshell                   $3.24
(a) CQBMA13W3P             12 Weeks          Connector                  $39.95
(a) CQBMA13W3S             12 Weeks          Connector                  $77.29
(a) CQBMA17W2P             12 Weeks          Connector                  $30.35
(a) CQBMA25P               12 Weeks          Connector                 $116.73
(a) CQBPM                  12 Weeks          Connector                  $22.37
(a) CQBSM                  12 Weeks          Backshell                  $17.11
    CQCMA21WA4S            12 Weeks          Connector                  $51.55
(a) CQCMA25W3P             12 Weeks          Connector                 $331.36
(a) CQCMA25W3S             12 Weeks          Connector                  $39.63
    CQCMA2SW3S             12 Weeks          Connector                  $45.25
    CQCMA37P               12 Weeks          Connector                  $45.62
    CQCPM                  12 Weeks          Backshell                  $14.12
    CQCRA21WA4P            12 Weeks          Connector                 $193.86
    CQCRA21WA4S            12 Weeks          Connector                 $193.83
    CQCSM                  12 Weeks          Backshell                   $4.09
(a) CQDMA24W7P             12 Weeks          Connector                 $697.54
(a) CQDMA24W7S             12 Weeks          Connector                  $43.75
    CQDMA36W4S             12 Weeks          Connector                  $54.73
    CQDMA50S               12 Weeks          Connector                  $60.31
    CQDPM                  12 Weeks          Backshell                  $20.52
    CQDRA24SW7S            12 Weeks          Connector                 $697.54

     Attachment 1 to Special Business Provisions

     Work Statement and Pricing

     The price for products to be delivered through December 31, 1999 shall be as follows:

     (a) designates new parts added to the contract.

                                                                       Contract
    Part Number/Family     Lead Time         Nomenclature               Price
    --------------------   ---------         ------------             ----------
    CQDRA50P               12 Weeks          D Sub                     $195.15
    CQDSM                  12 Weeks          Backshell                  $15.02
    CQEEM                  12 Weeks          Backshell                   $5.68
    CQEMA9P                12 Weeks          Connector                  $32.77
    CQEMA9S                12 Weeks          Connector                  $16.87
    CQEPM                  12 Weeks          Backshell                   $3.35
    CQESM                  12 Weeks          Backshell                   $6.56
(a) CQMEF200               12 Weeks          Contact                    $19.95
(a) CQMEF316               12 Weeks          Contact                    $22.12
    CQMEF501               12 Weeks          Contact                     $8.43
    CQMEF501A              12 Weeks          Contact                    $10.45
    CQMEF502A              12 Weeks          Contact                    $24.02
(a) CQMEF503               12 Weeks          Contact                    $29.75
(a) CQMEM200               12 Weeks          Contact                    $17.47
(a) CQMEM316               12 Weeks          Connector                  $18.99
    CQMEM501               12 Weeks          Contact                    $14.22
    CQMEM502               12 Weeks          Contact                    $19.56
(a) CQMEM503               12 Weeks          Connector                  $28.58
(a) CRC280-2               12 Weeks          Contact                    $27.71
(a) CRC280-3               12 Weeks          Contact                    $28.38
(a) CRC280-4               12 Weeks          Contact                    $26.76
(a) CRM280-2               12 Weeks          Contact                    $72.12
(a) CRM280-3               12 Weeks          Contact                    $28.74
(a) CRM280-4               12 Weeks          Contact                    $26.78
(a) CRMEF501               12 Weeks          Contact                    $16.71
(a) CRMEM501               12 Weeks          Contact                    $15.38
    CSLT21P1A              12 Weeks          Plug                       $21.70
    CT14S                  12 Weeks          Backshell                   $0.87
    CTB0802                12 Weeks          Terminal Block            $303.13
    CTB8C                  12 Weeks          Terminal Block Cover       $25.96
(a) CTB9000                12 Weeks          Terminal Block            $542.21
(a) CTB9CS                 12 Weeks          Terminal Cover             $62.61
    CTER100                12 Weeks          Terminal Assembly         $125.00
    CTER120                12 Weeks          Terminal Assembly         $125.00
(a) CTR14S                 12 Weeks          Backshell                   $3.45
(a) CTR90SR1S              12 Weeks          Backshell                 $206.86
    CTX623-6CH             12 Weeks          Telephone Jack             $60.33
(a) CTZ623-6CH             12 Weeks          Telephone Jack             $23.78
(a) CWC01-1210             12 Weeks          Connector                  $59.66

     Attachment 1 to Special Business Provisions

     Work Statement and Pricing

     The price for products to be delivered through December 31, 1999 shall be as follows:

     (a) designates new parts added to the contract.

                                                                       Contract
    Part Number/Family     Lead Time         Nomenclature               Price
    --------------------   ---------         ------------             ----------
(a) CWC01-2006             12 Weeks          Terminal                   $23.31
(a) CWC01-2010             12 Weeks          Terminal                   $23.34
    CWC02-2006             12 Weeks          Terminal                   $56.45
    CWC02-2010             12 Weeks          Terminal                   $62.92
(a) DSB3                   12 Weeks          Backshell                  $23.83
(a) DSB4                   12 Weeks          Backshell                  $23.83
(a) DSB5                   12 Weeks          Backshell                  $23.83
(a) K3004-0001-2005        12 Weeks          Contact                     $1.69
(a) K3004-0002-1605        12 Weeks          Contact                     $3.14
(a) K4004-0001-2005        12 Weeks          Contact                     $2.90
(a) K4004-0002-1605        12 Weeks          Contact                     $3.05

                                                                 ATTACHMENT 2 TO
                                                     SPECIAL BUSINESS PROVISIONS


                         FOREIGN PROCUREMENT REPORT FORM
                               (Seller to Submit)
                            (Reference Section 15.0)

                                     COMMODITY/        BID           CONTRACTED
SUPPLIER NAME         COUNTRY       NOMENCLATURE       DOLLARS         DOLLARS
-------------         -------       ------------       -------       ----------

                                                                 ATTACHMENT 3 TO
                                                     SPECIAL BUSINESS PROVISIONS

                                RATES AND FACTORS
                            (Reference Section 12.2)

                                                                 ATTACHMENT 4 TO
                                                     SPECIAL BUSINESS PROVISIONS


                               BOEING AOG COVERAGE

-    NORMAL HOURS BOEING'S MATERIAL REPRESENTATIVE(MATERIAL
     DIVISION)
          Approximately 5:30 a.m. - 6:00 p.m.

     -    Performs all functions of procurement process.

     -    Manages formal communication with Seller.

-    SECOND SHIFT - AOG PROCUREMENT SUPPORT (MATERIAL DIVISION)
          3:00 p.m. - 11:00 p.m.

     - May place order and assist with commitment and shipping information, working with several suppliers on a priority basis.

     -    Provides a communication link between Seller and Boeing.

-    24 HOUR AOG SERVICE - AOG CUSTOMER REPRESENTATIVE
     (CUSTOMER SERVICE DIVISION ) 544-9000

     -    Support commitment information particularly with urgent orders.

     -    Customer Service Representative needs (if available):

          -    Part Number

          -    Boeing Purchase Order

          -    Airline Customer & customer purchase order number

          -    Boeing S.I.S. #

If Seller is unable to contact any of the above, please provide AOG/Critical shipping information notification via FAX using Boeing AOG/Critical shipping notification form (Attachment 5).

                                                                 ATTACHMENT 5 TO
                                                     SPECIAL BUSINESS PROVISIONS

                                     BOEING
                                  AOG/CRITICAL
                              SHIPPING NOTIFICATION

--------------------------------------------------------------------------------

To:  FAX: (206) 544-9261 or 544-9262    Phone:    (206) 544-9296
          --------------------------              ------------------------------
Buyer Name:                             Phone:
               ---------------------              ------------------------------
From:                            Today's Date:
          ---------------------                   ------------------------------

--------------------------------------------------------------------------------

Part Number:                         Customer PO:
             ---------------------                -----------------------
Customer:                            Ship Date:
             ---------------------                -----------------------
Qty Shipped:                         *SIS Number:
             ---------------------                -----------------------
Boeing PO:                           Pack Sheet
             ---------------------                -----------------------
*Airway Bill:                        or Invoice:
             ---------------------                -----------------------
Carrier:                             *Flight #:
             ---------------------                -----------------------
Freight

Forwarder:
             ---------------------
* If Applicable


Shipped To:(Check One) Boeing
                                     -----

                         Direct Ship
                         to Customer
                                     -----
                         Direct Ship
                         to Supplier
                                     -----

Remarks:
          -----------------------------------------------------------------
          -----------------------------------------------------------------
          -----------------------------------------------------------------
          -----------------------------------------------------------------
          -----------------------------------------------------------------


                           IF UNABLE TO CONTACT BUYER,
                PLEASE USE THIS FORM TO FAX SHIPPING INFORMATION.

                                                                 ATTACHMENT 6 TO
                                                     SPECIAL BUSINESS PROVISIONS


                    SUPPLIER DATA REQUIREMENTS LIST ("SDRL")
                                CUSTOMER SUPPORT
                            (Reference Section 21.0)

                                 NOT APPLICABLE

                                                                 ATTACHMENT 7 TO
                                                     SPECIAL BUSINESS PROVISIONS


                    SUPPLIER DATA REQUIREMENTS LIST ("SDRL")
                                   ENGINEERING
                            (Reference Section 21.0)

                                 NOT APPLICABLE

SPECIAL BUSINESS PROVISIONS


19.4 PRE-EXISTING INVENTIONS AND WORKS OF AUTHORSHIP
     NOT APPLICABLE

20.0 ADMINISTRATIVE AGREEMENTS
     NOT APPLICABLE

21.0 GUARANTEED WEIGHT REQUIREMENTS
     NOT APPLICABLE

22.0 SUPPLIER DATA REQUIREMENTS
     NOT APPLICABLE

23.0 DEFERRED PAYMENT
     NOT APPLICABLE

24.0 SOFTWARE PROPRIETARY INFORMATION RIGHTS
     NOT APPLICABLE


EXECUTED in duplicate as of the date and year first set forth above by the duly authorized representatives of the parties.


THE BOEING COMPANY                   CORY COMPONENTS
By and Through its Division
Boeing Commercial Airplane Group


Name:   /s/                            Name:   /s/
        --------------------                   ---------------------
Title:  Buyer                          Title:  PRESIDENT
        --------------------                   ---------------------
Date:   December 1, 1995               Date:   2/12/96
        --------------------                   ---------------------


                                       12